EXHIBIT 10.12

                              MARCIA BARBOSA SERRA
              Tradutora Publica Juramentada e Interprete Comercial
               Sworn Public Translator and Commercial Interpreter
                   Rua Aperana, 38 apt #301 - Leblon - 22450
                                ISS: 1261003-00
                               CIC: 606442227-00
                                 Tel.: 274-3844

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

                             Translation No. 4032/98
                               LETTER OF AGREEMENT
(Original submitted for translation.).........................................
(On paper with letterhead of Petroleo Brasileiro S.A. - PETROBRAS.)...........

      PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 33.000.167/0001-01, represented herein by the Executive Superintendent of Exploration and Production South - Southeast, Engineer LUIZ EDUARDO G. CARNEIRO, henceforth called PETROBRAS, and the Company MARITIMA PETROLEO E ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, no. 42, 34th floor, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46.828.596/0001-13, represented herein by its President, Mr. GERMAN EFROMOVICH, henceforth called the CONTRACTOR, whereas:......................................................

1. the parties have entered into two contracts, one under No. 101.2.100.97-8, the object of which is the chartering of the semi-submersible floating Unit, provided with dynamic positioning (DP), called AMETHYST 5, to operate in a water depth of up to 1,200m, and one under No. 101.2.101.97-0, for the rendering of completion, evaluation and workover services...................................................

2. The contract period set forth in subitem 2.2.3 of the second Clause of said contracts is of 6 (six) years, with forecast for extention of the time limit by means of an agreement.....................................

                               THE PARTIES RESOLVE

a)    that the contract  period of 6 (six) years,  at its final term,  will be automatically extended for 2 (two) more years;..........................
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b)    that after the 6th (sixth) year of the  contract's period of validity,
      30 (thirty) days will be granted, remunerated at the Waiting Rate (Ref. 104, of Attachment II to the above-mentioned contracts), to mobilize the Unit for docking, to carry out inspection works and to return with the Unit to the location determined. The selection of the periods when such works will be performed will be made by common agreement between the parties:............................................................

c)    that the other clauses of said contract deeds remain unchanged..........
      And being thus agreed, the parties sign the present Letter of
      Agreement, in 2 (two) copies with the same tenor, with the witnesses below...................................................................

Rio de Janeiro January 15, 1998...............................................
(Signed:)  Luiz Eduardo G. Carneiro...........................................
Luiz Eduardo G. Carneiro - Executive Superintendent
of Exploration and Production South - Southeast...............................

PETROLEO BRASILEIRO S/A - PETROBRAS...........................................
(Signed:)  German Efromovich..................................................
German Efromovich - President.................................................

MARITIMA PETROLEO E ENGENHARIA LTDA...........................................
WITNESSES:  ..................................................................
(Signed:)  Andre de Mesquita Filho............................................
for/ Claudio Fontes Nunes.....................................................
(Signed:)  Hamylton P. Padilha Jr.............................................
Hamylton P. Padilha Jr........................................................
      (Two initials appeared on the first page of the document.)..............

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THESE BEING the precise terms and content of the  aforementioned  document,  I hereby set my Hand and Seal on this Translation, performed on the 17th of February, 1998 in this City of Rio de Janeiro, Federative Republic of Brazil.

                                                      /s/ MARCIA BARBOSA SERRA
                                                      __________________________
                                                         Marcia Barbosa Serra
                                                       Sworn Public Translator